FCPT Announces First Quarter 2018 Financial and Operating Results MILL VALLEY, CA – April 25, 2018 Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three months ended March 31, 2018. A supplemental financial and operating report that contains non-GAAP measures and other defined terms, along with this press release, has been posted to the investor relations section of the Company’s website at http://investors.fcpt.com/. Management Comments Bill Lenehan stated, “In a competitive market for creditworthy net lease restaurant properties, FCPT continues to make progress on accretive acquisition opportunities adding to our already high-quality portfolio. At the same time, we remain committed to a strong balance sheet and liquidity position and have significant financial flexibility to act when necessary to take advantage of the opportunities in the marketplace.” Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the first quarter in 2018 reached $29.6 million, a 6.6% increase over the same quarter in 2017, and consisted of $27.3 million in cash rents and $2.3 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $16.3 million for the first quarter in 2018, or $0.26 per diluted share. These results compared to net income of $15.5 million, or $0.26 per diluted share, for the same quarter in 2017. Funds from Operations (FFO) • NAREIT-defined FFO for the first quarter in 2018 was $21.3 million, or $0.35 per diluted share, representing flat per diluted share results compared to the first quarter in 2017. Adjusted Funds from Operations (AFFO) • AFFO for the first quarter in 2018 was $20.8 million, or $0.34 per diluted share, representing an increase of 6.3% in per diluted share results compared to the first quarter in 2017. General and Administrative (G&A) Expense • G&A expense for the first quarter in 2018 was $3.7 million, including $1.2 million of non-cash, stock-based compensation. These results compared to G&A expense of $2.9 million, including $0.5 million of non-cash, stock-based compensation for the same quarter in 2017. • Cash G&A expense (after excluding non-cash stock-based compensation) for the first quarter in 2018 was $2.5 million, representing 9.1% of cash rental income for the quarter. These results compared favorably to the first quarter in 2017, when cash G&A expense was 9.3% of cash rental income. Dividends • FCPT declared a dividend of $0.2750 per common share for the first quarter of 2018.

Portfolio Activities Acquisitions • During the first quarter of 2018, FCPT acquired 12 restaurant properties with a combined investment value of $20.3 million, at an initial weighted average cash yield of 6.8% and a weighted average lease term of 9.3 years. Ten of the properties were purchased from Washington Prime Group Inc. and represented the first of two tranches in the 41-property acquisition announced in September 2017. Closing of the 31 remaining properties in the second tranche is expected to be completed late in the second quarter or early in the third quarter of 2018, subject to remaining due diligence and customary closing conditions. Liquidity and Capital Markets Capital Raising • FCPT did not sell common shares during the first quarter of 2018. Credit Facility and Unsecured Note • At March 31, 2018, FCPT had $525 million of outstanding debt, consisting of a $400 million term loan and $125 million of unsecured fixed rate notes. At quarter end, FCPT was undrawn on its $250 million revolving credit facility, and had $53.1 million of available cash and cash equivalents. Real Estate Portfolio As of March 31, 2018, the Company’s rental portfolio consisted of 527 restaurant properties located in 44 states. The properties are 99.9% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 12.7 years and an estimated portfolio weighted average EBITDAR to Lease Rent coverage of 4.7x. Conference Call Information Company management will host a conference call and audio webcast on Thursday, April 26, 2018 at 11:00 am Eastern Time to discuss the results. Interested parties can listen to the call via the following: Internet: Go to http://dpregister.com/10119063 at least 15 minutes prior to start time of the call, in order to register and to download any necessary audio software. Please note for those that register, the dial-in number will be provided upon registration. Phone: 1-888-346-5243 (domestic) / 1-412-317-5120 (international). Participants not pre-registered must ask to be joined into the Four Corners Property Trust call. Replay: Available through July 26, 2018 by dialing 1-877-344-7529 (domestic) / 1-412-317- 0088 (international), Replay Access Code 10119063. About FCPT FCPT is a real estate investment trust primarily engaged in the acquisition and leasing of restaurant properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease for use in the restaurant and related food services industry.

Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission. Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the First Quarter 2018 operating results and other information on the Company are available on the investors relations section of FCPT’s website at www.investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (Unaudited) (In thousands, except share and per share data) 2018 2017 Revenues: Rental revenue 29,589$ 27,764$ Restaurant revenue 5,214 4,943 Total revenues 34,803 32,707 Operating expenses: General and administrative 3,669 2,863 Depreciation and amortization 5,345 5,409 Restaurant expenses 4,870 4,668 Interest expense 4,855 4,094 Total operating expenses 18,739 17,034 Other income 358 5 Realized gain on sale, net - - Income before income tax 16,422 15,678 Income tax expense (58) (45) Net income 16,364 15,633 Net income attributable to noncontrolling interest (109) (117) Net Income Attributable to Common Shareholders 16,255$ 15,516$ Basic net income per share 0.27$ 0.26$ Diluted net income per share 0.26$ 0.26$ Regular dividends declared per share 0.2750$ 0.2425$ Weighted-average shares outstanding: Basic 61,291,642 59,929,276 Diluted 61,413,978 59,995,930 Three Months Ended March 31,

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) March 31, 2018 (Unaudited) December 31, 2017 Real estate investments: Land 463,020$ 449,331$ Buildings, equipment and improvements 1,121,129 1,115,624 Total real estate investments 1,584,149 1,564,955 Less: Accumulated depreciation (604,055) (598,846) Total real estate investments, net 980,094 966,109 Cash and cash equivalents 53,066 64,466 Straight-line rent adjustment 23,413 21,130 Derivative assets 10,138 4,997 Other assets 9,040 11,957 Total Assets 1,075,751$ 1,068,659$ Liabilities: Long-term debt ($525,000 net of deferred financing costs) 515,994$ 515,539$ Dividends payable 16,855 16,843 Rent received in advance 8,462 8,295 Derivative liabilities - 8 Other liabilities 6,447 5,706 Total liabilities 547,758 546,391 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 61,391,187 and 61,329,489 shares issued and outstanding, respectively 6 6 Additional paid-in capital 474,869 473,685 Accumulated other comprehensive income 10,055 4,478 Noncontrolling interest 7,812 7,781 Retained earnings 35,251 36,318 Total equity 527,993 522,268 Total Liabilities and Equity 1,075,751$ 1,068,659$ ASSETS LIABILITIES AND EQUITY

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) 2018 2017 Funds from operations (FFO): Net income 16,364$ 15,633$ Depreciation and amortization 5,195 5,318 Realized gain on exchange of real estate (1) (228) - FFO (as defined by NAREIT) 21,331$ 20,951$ Straight-line rent (2,283) (2,373) Non-cash stock-based compensation 1,184 494 Non-cash amortization of deferred financing costs 455 398 Other non-cash interest (income) expense (5) 52 Non-real estate investment depreciation 13 11 Amortization of capitalized leasing costs 122 80 Amortization of above and below market leases 15 - Adjusted Funds from Operations (AFFO) 20,832$ 19,613$ Fully diluted shares outstanding (2) 61,823,298 60,423,913 FFO per diluted share 0.35$ 0.35$ AFFO per diluted share 0.34$ 0.32$ (1) Non-cash gain recognized for GAAP purposes on the transfer of nonfinancial assets related to an excess land parcel exchange. (2) Assumes the issuance of common shares for OP units held by non-controlling interest. Three Months Ended March 31,